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Anchor National Life               New Business Documents        New Business Documents
Insurance Company                  with checks:                  without checks:                            [LOGO] ANCHOR NATIONAL
1 Sun America Center               P. O. Box 100330              P. O. Box 54299                             A SUN AMERICA COMPANY
Los Angeles, CA   90067-6022       Pasadena, CA  91189-0001      Los Angeles, CA   90054-0299

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DEFERRED ANNUITY APPLICATION                                               ANA-535 (11/98)

DO NOT USE HIGHLIGHTER.  Please print or type.

A. OWNER                 / /Mr.    / /Mrs.   / /Ms.    / /Miss   / /Dr.    / /Sr.    / /Jr.


                         ---------------------------------------------------------------------------------------------------------
                         LAST NAME/CUSTODIAN/TRUST/PLAN NAME                         FIRST NAME                    MIDDLE INITIAL


                         ---------------------------------------------------------------------------------------------------------
                         STREET ADDRESS                              CITY                 STATE                         ZIP CODE


                         MO            DAY   YR.            / /M  / /F                                        (    )
                         ----------------------------       ----------     --------------------------          ---- --------------
                         DATE OF BIRTH                      SEX            SOC. SEC. OR TAX ID NUMBER         TELEPHONE NUMBER


JOINT                    ---------------------------------------------------------------------------------------------------------
OWNER                    LAST NAME                                    FIRST NAME                              MIDDLE INITIAL

(If applicable must      MO     DAY     YR.            / /M   / /F
 be spouse of Owner)     ----------------------        -----------         -------------------------------------------------------
                         DATE OF BIRTH                     SEX             SOCIAL SECURITY OR TAX ID NUMBER


B. ANNUITANT             / /Mr.    / /Mrs.        / /Ms.    / /Miss   / /Dr.    / /Sr.    / /Jr.

(Complete only if        ---------------------------------------------------------------------------------------------------------
different from           LAST NAME                               FIRST NAME                                   MIDDLE INITIAL
Owner)
                         ---------------------------------------------------------------------------------------------------------
                         STREET ADDRESS                              CITY                 STATE                    ZIP CODE

                         MO     DAY     YR.            / /M   / /F                                          (   )
                         ----------------------        -----------         ------------------------------    --- -----------------
                         DATE OF BIRTH                     SEX             SOC. SEC. OR TAX ID NUMBER        TELEPHONE NUMBER

                         JOINT ANNUITANT(IF ANY)
                                                  --------------------------------------------------------------------------------
                                                  LAST NAME                          FIRST NAME                    MIDDLE INITIAL

                         MO     DAY     YR.            / /M   / /F                                          (   )
                         ----------------------        -----------         -------------------------------   --- -----------------
                         DATE OF BIRTH                     SEX             SOC. SEC. OR TAX ID NUMBER        TELEPHONE NUMBER


C. BENEFICIARY                                                                                                  PRIMARY/CONTINGENT
                         ---------------------------------------------------------------------------------------------------------
                         LAST NAME                FIRST NAME                    MIDDLE INITIAL                     CIRCLE ONE

                                                                                                                PRIMARY/CONTINGENT
                         ---------------------------------------------------------------------------------------------------------
                         LAST NAME                FIRST NAME                    MIDDLE INITIAL                     CIRCLE ONE

D. TYPE OF               / /  NONQUALIFIED.  If nonqualified, is this a 1035 Exchange?                             / / YES  / / NO
  CONTRACT                    Is this a Transfer of Assets (funds to be transferred from a mutual fund, CD, etc.)? / / YES  / / NO

                              If either of the above is yes, please complete a "Request for Transfer or 1035 Exchange" (SA-2500RL).
                              / /  QUALIFIED, as indicated below.  Is this a direct transfer?                      / / YES  / / NO
                              If yes, please complete a "Request for Transfer or 1035 Exchange" (form SA-2500RL).
                              An appropriate retirement plan/prototype must be established for purposes of qualified monies

                         / / SEP  / / 403(b)  / / Terminal funding  / / 457 plan  / / 401 retirement plan   / / IRA Tax Year ____

                         / / IRA rollover   / / IRA transfer   / / Roth IRA   Roth IRA origination date_______      / /Other_______
                                                                                                                     PLEASE SPECIFY

E. ANNUITY DATE          MO.     DAY     YR.     Date annuity payments begin.  (Must be at least 2 years after the Contract Date.
                         ---------------------   Maximum age is the later of the Owner's Age 90 or 10 years after Contract Date.
                           ANNUITY DATE          NOTE:  If left blank that date will default to maximum for nonqualified and to
                                                 70 1/2  for qualified contracts.)


F. PURCHASE              / /  INITIAL PAYMENT: $_____________________
   PAYMENT(S)                 Minimum initial payment is [$5,000]   for nonqualified contracts; [$2,000] for qualified contracts.
                              Payments may be wired or mailed.  Make check payable to Anchor National Life Insurance Company.

                         / /  AUTOMATIC PAYMENTS: $_____________________
                              To establish automatic bank drafts for future payments, include a completed "Automatic Payment
                              Authorization" form (G-2233POS), and a voided check and the initial payment for the policy.


G. SPECIAL               / /  SYSTEMATIC WITHDRAWAL:  Check the box at left and include a "Systematic Withdrawal Application" form
   FEATURES                   (SEA-5550SW).

                         / /  AUTOMATIC DOLLAR COST AVERAGING:  Check the box at left and include a completed "Dollar Cost
                              Averaging Application" form (SEA-5551DCA).

                         / /  PRINCIPAL ADVANTAGE:  Check the box at left. Under Investment Instructions, indicate the fixed account desired and specify other allocations as percentages.

ANA-535(11/98)                                                             OVER
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DEFERRED ANNUITY APPLICATION                                                                                 ANA-535 (11/98) SIDE 2
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H. TELEPHONE /           Do you wish to authorize telephone TRANSFERS, subject to the conditions set forth below?  / / YES / / NO
 INTERNET                Do you wish to authorize Internet TRANSFERS, subject to the conditions set forth below?   / / YES / / NO
 TRANSFERS               (If no election is indicated the Company will default to YES for transfers or Internet.) If indicated
AUTHORIZATION            above, I authorize the Company to accept telephone and/or Internet instructions for transfers in any amount among subaccounts from anyone providing proper identification subject to restrictions and limitations
                         contained in the Contract and related prospectus, if any.   I understand that I bear the risk of loss in
                         the event of a telephone or Internet instruction not authorized by me.  The Company will not be responsible for any losses resulting from unauthorized transactions if it follows reasonable procedures designed to verify the identity of the requestor and therefore, the Company will record telephone conversations containing transaction instructions, request personal identification information before acting upon telephone instructions and send written confirmation statements of transactions to the address of record.
                         For Internet transfers the Company will require proper password or Internet authentication, keep records of all such transactions and send confirmations to the address of record.

                         Do you wish to have the prospectus delivered through the Internet instead of a mailed document?
                                                                                                                     / / YES / / NO
                         If YES, You MUST indicate Your Internet Address in the space provided.____________________________________
                                                                                               Internet Address

I. SPECIAL
  INSTRUCTIONS           ----------------------------------------------------------------------------------------------------------
                         ----------------------------------------------------------------------------------------------------------

J. STATEMENT OF          This Contract / / WILL / / WILL NOT replace in whole or in part an existing life insurance or annuity
   OWNER                 contract.
                         (If this will replace an existing policy, please indicate name of issuing company and contract number below.)

                         -------------------------------------------------------          -----------------------------------------
                         COMPANY NAME                                                     CONTRACT NUMBER

                         I hereby represent my answers to the above questions to be correct and true to the best of my knowledge and belief and agree that this Deferred Annuity Application Form shall be a part of any Contract issued by the
                         Company.  I VERIFY MY UNDERSTANDING THAT THE VALUE OF PURCHASE PAYMENTS DIRECTED INTO THE VARIABLE
                         INVESTMENT OPTIONS ARE VARIABLE AND NOT GUARANTEED AS TO DOLLAR AMOUNT. I UNDERSTAND THAT THE VALUE OF
                         PURCHASE PAYMENTS DIRECTED INTO THE MULTI-YEAR FIXED ACCOUNT OPTIONS, IF PREMATURELY WITHDRAWN, MAY BE
                         SUBJECT TO A MARKET VALUE ADJUSTMENT, WHICH MAY RESULT IN UPWARD AND DOWNWARD ADJUSTMENTS IN THE VALUE OF
                         SUCH AMOUNTS.  I ACKNOWLEDGE RECEIPT OF THE CURRENT PROSPECTUSES FOR SEASONS SELECT VARIABLE ANNUITY AND
                         SEASONS SERIES TRUST.  I HAVE READ THEM CAREFULLY AND UNDERSTAND THEIR CONTENTS.

                         Signed at
                                   --------------------------------------------------------    ------------------------------------
                                        CITY                                    STATE          DATE

                         -----------------------------------------------------       ----------------------------------------------
                         OWNER'S SIGNATURE                                             REGISTERED REPRESENTATIVE'S SIGNATURE

                         -----------------------------------------------------
                         JOINT OWNER'S SIGNATURE(IF APPLICABLE)

K. LICENSED /            Will this Contract replace in whole or in part any existing life insurance or annuity contract?
   REGISTERED                                                                                                        / / YES / / NO
REPRESENTATIVE           ---------------------------------------------------------------------      -------------------------------
INFORMATION              REPRESENTATIVE'S LAST NAME         FIRST NAME          MIDDLE INITIAL      SOC. SEC. NUMBER

                         ---------------------------------------------------------------------      -------------------------------
                         REPRESENTATIVE'S STREET ADDRESS         CITY                STATE               ZIP CODE

                         ------------------------------     ----------------------------------      -------------------------------
                         BROKER/DEALER FIRM NAME              REPRESENTATIVE'S TELEPHONE NO.        LICENSED AGENT ID NUMBER

                         FRAUD WARNING:  ANY PERSON WHO, WITH INTENT TO DEFRAUD OR KNOWING THAT HE IS FACILITATING A FRAUD AGAINST
                         AN INSURER, SUBMITS AN  APPLICATION OR FILES A CLAIM CONTAINING A FALSE OR DECEPTIVE STATEMENT MAY BE
                         GUILTY OF INSURANCE FRAUD.

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OFFICE USE ONLY  BOX


SEASONS SELECT
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ANA-535 (11/98)

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INVESTMENT INSTRUCTIONS FOR FIXED ACCOUNT OPTIONS AND  VARIABLE SUBACCOUNTS                                         ANA-535 (11/98)
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INVESTMENT INSTRUCTIONS:      Choose from Fixed Account Options and Variable SubAccounts below.  If Dollar Cost Averaging Fixed
Account Options are selected, Form [TBD-5551DCA] must accompany this Deferred Annuity Application Form.   Allocations must be
expressed in whole percentages and total allocation must equal 100%.


                         ______  SUBACCOUNTS ____                     ______  SUBACCOUNTS ____

                         ____ % Growth Strategy                            ____ % Mid Cap Growth Portfolio
                         ____ % Moderate Growth Strategy                   ____ % Mid Cap Value Portfolio
                         ____ % Balanced Growth Strategy                   ____ % Small Cap Portfolio
                         ____ % Conservative Growth Strategy               ____ % International Equity Portfolio
                         ____ % Large Cap Growth Portfolio                 ____ % Diversified Fixed Income Portfolio
                         ____ % Large Cap Composite Portfolio              ____ % Cash Management Portfolio
                         ____ % Large Cap Value Portfolio

I understand that my initial Purchase Payment may be allocated to the Cash Management Subaccount until the end of my Right to
Examine period, at which point it will be allocated as shown above.


                                                  FIXED ACCOUNT OPTION GUARANTEE PERIODS

               ____% 1 yr.              ____% 3 yr.                   ____% 5 yr.              ____% 7 yr.         ____% 10 yr.


               DCA  ALLOCATIONS:  ______% 6 Month DCA    ______% 1 Year DCA




     ----------------------------------------------------        --------------------------------------       ---------------------
     OWNER'S SIGNATURE                                            REGISTERED REPRESENTATIVE'S SIGNATURE       DATE



     LICENSED/ REGISTERED REPRESENTATIVE INFORMATION


     ---------------------------------------------     -------------------------          -----------------------
     REPRESENTATIVE'S TELEPHONE NO.                    LICENSED AGENT ID NUMBER           BROKER/DEALER FIRM NAME


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   FOR OFFICE USE ONLY



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   ANA-535 (11/98)